UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)        March 31, 2008

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 8.01. Voluntary Disclosure of Other Events

Effective January 1, 2008, Corning changed its internal reporting structure to better reflect the company’s focus on new business development and later-stage research projects and to provide more transparency on our specialty materials operating segment. As a result, our segment reporting will include the following changes which are in accordance with Statement of Financial Accounting Standards 131, “Disclosures about Segments of an Enterprise and Related Information:”

•	We will provide separate financial information for the Specialty Materials operating segment. This operating segment was previously included in All Other.
•

Certain later-stage development projects, such as microreactors and green lasers, now meet the criteria for operating segments and are included in All Other. Spending for these projects was previously part of Exploratory Research and was reported in the reconciliation of reportable segment net income to total net income.

•

Certain other new product lines now meet the criteria for operating segments and are included in All Other. Spending related to these businesses, such as EPIC® and VITA™ glass, was previously included in our Life Sciences and Display Technologies operating segments, respectively.

Our reportable operating segments are now as follows:

•	Display Technologies – manufactures liquid crystal display glass for flat panel displays.
•	Telecommunications – manufactures optical fiber and cable and hardware and equipment components for the telecommunications industry.
•

Environmental Technologies – manufactures ceramic substrates and filters for automotive and diesel applications. This reportable operating segment is an aggregation of our Automotive and Diesel operating segments as these two segments share similar economic characteristics, products, customer types, production processes and distribution methods.

•	Specialty Materials – manufactures products that provide more than 150 material formulations for glass, glass ceramics and fluoride crystals to meet demand for unique customer needs.
•	Life Sciences – manufactures glass and plastic consumables for scientific applications.

All other operating segments that do not meet the quantitative threshold for separate reporting have been grouped as “All Other.” This group is now primarily comprised of development projects and results for new product lines.

The following provides historical segment information reflecting these changes for 2007, 2006, and 2005 and quarterly information for 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: March 31, 2008	By /s/	KATHERINE A. ASBECK
Katherine A. Asbeck
Senior Vice President - Finance

Operating Segments (in millions)

	Display Technologies	Telecom- munications	Environmental Technologies	Specialty Materials	Life Sciences	All Other	Total
For the year ended December 31, 2007
Net sales	$2,613	$1,779	$757	$379	$305	$27	$5,860
Depreciation (1)	$325	$123	$89	$32	$15	$7	$591
Amortization of purchased intangibles		$10					$10
Research, development and engineering expenses (2)	$102	$82	$125	$41	$8	$121	$479
Restructuring, impairment and other charges and (credits) (before-tax and minority interest) (3)		$(4)					$(4)
Income tax (provision) benefit	$(138)	$(35)	$(15)		$(13)	$8	$(193)
Earnings (loss) before minority interest and equity earnings (loss) (4)	$1,433	$115	$59	$(3)	$44	$(150)	$1,498
Minority interests		$(1)				$(2)	$(3)
Equity in earnings (loss) of affiliated companies (5)	$582	$4	$2			$(9)	$579
Net income (loss)	$2,015	$118	$61	$(3)	$44	$(161)	$2,074
Investment in affiliated companies, at equity	$1,733	$19	$32			$213	$1,997
Segment assets (6)	$5,853	$1,105	$853	$292	$150	$235	$8,488
Capital expenditures	$883	$66	$67	$30	$16	$3	$1,065

For the year ended December 31, 2006
Net sales	$2,133	$1,729	$615	$386	$287	$24	$5,174
Depreciation (1)	$276	$157	$80	$35	$16	$6	$570
Amortization of purchased intangibles		$11					$11
Research, development and engineering expenses (2)	$101	$82	$121	$36	$8	$101	$449
Restructuring, impairment and other charges and (credits) (before-tax and minority interest) (3)		$44		$6	$6		$56
Income tax (provision) benefit	$(121)	$(24)	$(7)	$(2)	$(4)	$6	$(152)
Earnings (loss) before minority interest and equity earnings (loss) (4)	$1,080	$14	$9	$20	$27	$(116)	$1,034
Minority interests		$(6)				$(5)	$(11)
Equity in earnings (loss) of affiliated companies (5)	$565	$5	$(1)			$39	$608
Net income (loss)	$1,645	$13	$8	$20	$27	$(82)	$1,631
Investment in affiliated companies, at equity	$1,382	$17	$30			$328	$1,757
Segment assets (6)	$4,752	$1,153	$844	$290	$143	$350	$7,532
Capital expenditures	$829	$67	$146	$22	$21		$1,085

For the year ended December 31, 2005
Net sales	$1,742	$1,623	$580	$331	$282	$21	$4,579
Depreciation (1)	$184	$180	$70	$32	$17	$7	$490
Amortization of purchased intangibles		$13					$13
Research, development and engineering expenses (2)	$104	$75	$102	$28	$8	$61	$378
Restructuring, impairment and other charges and (credits) (before-tax and minority interest) (3)		$(48)		$(7)		$(8)	$(63)
Income tax (provision) benefit	$(123)	$(10)	$(5)	$(3)	$(9)	$4	$(146)
Earnings (loss) before minority interest and equity earnings (loss) (4)	$827	$67	$15	$12	$28	$(59)	$890
Minority interests		$2				$(9)	$(7)
Equity in earnings (loss) of affiliated companies (5)	$416	$5				$(76)	$345
Net income (loss)	$1,243	$74	$15	$12	$28	$(144)	$1,228
Investment in affiliated companies, at equity	$860	$11	$31			$299	$1,201
Segment assets (6)	$3,626	$1,153	$726	$277	$137	$321	$6,240
Capital expenditures	$1,250	$43	$171	$24	$17	$1	$1,506

(1)	Depreciation expense for Corning’s reportable segments includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(2)	Research, development, and engineering expenses includes direct project spending which is identifiable to a segment.
(3)

In 2006, restructuring, impairment and other charges and (credits) includes a charge of $44 million for certain assets in our Telecommunications segment. In 2005, restructuring, impairment and other charges and (credits) includes a gain of $84 million for the reversal of the cumulative translation account of a wholly-owned subsidiary that was substantially liquidated and a charge of $28 million for a restructuring plan in the Telecommunications segment.

(4)

Many of Corning’s administrative and staff functions are performed on a centralized basis. Where practicable, Corning charges these expenses to segments based upon the extent to which each business uses a centralized function. Other staff functions, such as corporate finance, human resources and legal are allocated to segments, primarily as a percentage of sales.

(5)	Equity in earnings of affiliated companies, net of impairments includes the following restructuring and impairment charges:
•	In 2007, $40 million related to impairments and other charges and credits for Samsung Corning Co. Ltd. is included in All Other.
•	In 2006, gains of $2 million related to impairments and other charges and credits for Samsung Corning Co. Ltd. is included in All Other.
•	In 2005, $106 million to reflect our share of Samsung Corning Co. Ltd.’s asset impairment charges is included in All Other.
(6)	Segment assets include inventory, accounts receivable, property and associated equity companies and cost investments.

A reconciliation of reportable segment net income to consolidated net income follows (in millions):

	Years ended December 31,
	2007	2006	2005
Net income of reportable segments	$2,235	$1,713	$1,372
Non-reportable segments	(161)	(82)	(144)
Unallocated amounts:
Net financing income (costs) (1)	36	1	(93)
Stock-based compensation expense	(138)	(127)	(37)
Exploratory research	(67)	(57)	(52)
Corporate contributions	(32)	(30)	(24)
Equity in earnings of affiliated companies, net of impairments (2)	363	352	266
Asbestos settlement (3)	(185)	2	(218)
Other corporate items (4)	99	83	(485)
Net income	$2,150	$1,855	$585

(1)	Net financing costs include interest income, interest expense, and interest costs and investment gains associated with benefit plans.
(2)	Equity in earnings of affiliated companies, net of impairments represents equity in earnings of Dow Corning Corporation which includes the following items:
•	In 2006, a $33 million gain representing our share of a tax settlement relating to an IRS examination at Dow Corning.
•	In 2005, a gain of $11 million which represents our share of Dow Corning’s gain on the issuance of subsidiary stock.
(3)

In 2007, 2006, and 2005, the asbestos settlement includes a charge of 132 million, a credit of $24 million and a charge of $197 million, respectively, to reflect the movement in Corning’s common stock price in each year and $53 million, $22 million and $21 million, respectively, to adjust the estimated settlement value of the other components of the proposed asbestos settlement. See Note 7 (Investments) to the consolidated financial statements.

(4)	Other corporate items include the tax impact of the unallocated amounts and the following significant items:
•

In 2007, a loss of $15 million from the repurchase of $223 million principal amount of our 6.25% Euro notes due 2010 and a credit of $103 million from the release of a valuation allowance on German tax benefits.

•	In 2006, tax benefits of $83 million from the release of valuation allowances for certain foreign locations.
•

In 2005, an impairment charge of $25 million for the other-than-temporary decline in our investment in Avanex below its cost basis; a loss of $16 million associated with the redemption or retirement of debt; a net $443 million charge to tax expense which included a $525 million increase to our valuation allowance against deferred tax assets resulting from our conclusion that the sale of an appreciated asset no longer met the criteria established by SFAS No. 109, “Accounting for Income Taxes” (SFAS No. 109) for a viable tax planning strategy offset by an $82 million credit to tax expense primarily related to the tax impact of eliminating the minimum pension liability associated with our domestic defined benefit plan.

A reconciliation of reportable segment net assets to consolidated net assets follows (in millions):

	Years ended December 31,
	2007	2006	2005
Total assets of reportable segments	$8,253	$7,182	$5,919
Non-reportable segments	235	350	321
Unallocated amounts:
Current assets (1)	3,808	3,422	2,673
Investments (2)	1,039	765	528
Property, net (3)	981	794	823
Other non-current assets (4)	899	552	943
Total assets	$15,215	$13,065	$11,207

(1)	Includes current corporate assets, primarily cash, short-term investments and deferred taxes.
(2)	Represents corporate investments in affiliated companies, at both cost and equity (primarily Dow Corning Corporation).
(3)	Represents corporate property not specifically identifiable to an operating segment.
(4)	Includes non-current corporate assets, pension assets and deferred taxes.

Operating Segments – 2007 Quarterly Information (in millions)

Display Technologies		Telecom- munications	Environmental Technologies	Specialty Materials	Life Sciences	All Other	Total
For the three months ended March 31, 2007
Net sales	$524	$439	$179	$84	$76	$5	$1,307
Depreciation (1)	$81	$33	$21	$8	$4	$1	$148
Amortization of purchased intangibles		$3					$3
Research, development and engineering expenses (2)	$22	$19	$30	$9	$2	$26	$108
Income tax (provision) benefit	$(42)	$(11)	$(3)		$(4)	$2	$(58)
Earnings (loss) before minority interest and equity earnings (loss) (3)	$273	$31	$10		$10	$(32)	$292
Equity in earnings (loss) of affiliated companies (4)	$113	$1				$9	$123
Net income (loss)	$386	$32	$10		$10	$(23)	$415

For the three months ended June 30, 2007
Net sales	$610	$438	$191	$95	$78	$6	$1,418
Depreciation (1)	$79	$32	$22	$8	$4	$2	$147
Amortization of purchased intangibles		$2					$2
Research, development and engineering expenses (2)	$22	$21	$31	$13	$2	$28	$117
Restructuring, impairment and other charges and (credits) (before-tax and minority interest)		$(2)					(2)
Income tax (provision) benefit	$(11)	$(6)	$(4)		$(3)	$2	$(22)
Earnings (loss) before minority interest and equity earnings (loss) (3)	$362	$41	$13	$(2)	$11	$(36)	$389
Minority interests						$(1)	$(1)
Equity in earnings (loss) of affiliated companies (4)	$132	$1	$1			$(6)	$128
Net income (loss)	$494	$42	$14	$(2)	$11	$(43)	$516

For the three months ended September 30, 2007
Net sales	$705	$472	$198	$95	$78	$5	$1,553
Depreciation (1)	$80	$29	$23	$8	$3	$2	$145
Amortization of purchased intangibles		$2					$2
Research, development and engineering expenses (2)	$28	$20	$32	$10	$2	$30	$122
Income tax (provision) benefit	$(39)	$(18)	$(8)		$(6)	$2	$(69)
Earnings (loss) before minority interest and equity earnings (loss) (3)	$387	$32	$14	$(3)	$10	$(37)	$403
Minority interests		$(1)					$(1)
Equity in earnings (loss) of affiliated companies (4)	$160	$1				$(8)	$153
Net income (loss)	$547	$32	$14	$(3)	$10	$(45)	$555

For the three months ended December 31, 2007
Net sales	$774	$430	$189	$105	$73	$11	$1,582
Depreciation (1)	$85	$29	$23	$8	$4	$2	$151
Amortization of purchased intangibles		$3					$3
Research, development and engineering expenses (2)	$30	$22	$32	$9	$2	$37	$132
Restructuring, impairment and other charges and (credits) (before-tax and minority interest)		$(2)					$(2)
Income tax (provision) benefit	$(46)					$2	$(44)
Earnings (loss) before minority interest and equity earnings (loss) (3)	$411	$11	$22	$2	$13	$(45)	$414
Minority interests						$(1)	$(1)
Equity in earnings (loss) of affiliated companies (4)	$177	$1	$1			$(4)	$175
Net income (loss)	$588	$12	$23	$2	$13	$(50)	$588

(1)	Depreciation expense for Corning’s reportable segments includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(2)	Research, development, and engineering expenses includes direct project spending which is identifiable to a segment.
(3)

Many of Corning’s administrative and staff functions are performed on a centralized basis. Where practicable, Corning charges these expenses to segments based upon the extent to which each business uses a centralized function. Other staff functions, such as corporate finance, human resources and legal are allocated to segments, primarily as a percentage of sales.

(4)	Equity in earnings of affiliated companies, net of impairments includes the following restructuring and impairment charges:
•	In the second quarter, $15 million related to impairments and other charges for Samsung Corning Co. Ltd. is included in All Other.
•	In the third quarter, $18 million related to impairments and other charges for Samsung Corning Co. Ltd. is included in All Other.
•	In the fourth quarter, net charges of $14 million related to impairments and other charges and credits for Samsung Corning Co. Ltd. is included in All Other.

A reconciliation of reportable segment net income to consolidated net income follows (in millions):

	Three months ended
	March 31, 2007	June 30, 2007	Sept. 30, 2007	Dec. 31, 2007

Net income of reportable segments	$438	$559	$600	$638
Non-reportable segments	(23)	(43)	(45)	(50)
Unallocated amounts:
Net financing income (1)	8	10	10	8
Stock-based compensation expense	(36)	(35)	(29)	(38)
Exploratory research	(17)	(16)	(18)	(16)
Corporate contributions	(14)	(6)	(6)	(6)
Equity in earnings of affiliated companies, net of impairments	93	92	86	92
Asbestos settlement (2)	(110)	(76)	16	(15)
Other corporate items (3)	(12)	4	3	104
Net income	$327	$489	$617	$717

(1)	Net financing costs include interest income, interest expense, and interest costs and investment gains associated with benefit plans.
(2)

As part of Corning’s asbestos settlement arrangement to be incorporated into the Pittsburgh Corning Corporation recognizing plan, Corning will contribute, when the reorganization plan becomes effective, 25 million shares of Corning common stock to a trust. This portion of the asbestos liability requires adjustment band upon quarterly movements in Corning’s common stock price prior to contribution of the shares to the trust.

(3)	Other corporate items include the tax impact of the unallocated amounts. In addition, the flowing items are also included:
•	In the first quarter, a loss of $15 million from the repurchase of $223 million principal amount of our 6.25% Euro notes due 2010.
•	In the fourth quarter, a tax benefit of $103 million from the release of a valuation allowance on certain deferred tax assets in Germany.